                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    Form 8-K

                                    --------

                          Commission File No. 000-26991

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT of 1934

DATE OF REPORT (Date of earliest event reported) October 25, 2002
                                                 ----------------

                       Anthony & Sylvan Pools Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Ohio                                           31-1522456
---------------------------------              ---------------------------------
     (State of Incorporation)                  (IRS Employer Identification No.)


  6690 Beta Drive, Mayfield Village, Ohio                       44143
--------------------------------------------         ---------------------------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code     (440) 720-3301
                                                     ------------------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


                                  1 of 3 Pages

ITEM 9.  REGULATION FD DISCLOSURE

         On October 25, 2002, Anthony & Sylvan Pools Corporation (the "registrant") issued a press release setting forth its third quarter 2002 earnings. A copy of registrant's press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   Anthony & Sylvan Pools Corporation


                                   By: /s/ William J. Evanson
                                      ----------------------------
                                      William J. Evanson
                                      Executive Vice President and
                                      Chief Financial Officer

Dated:  October 25, 2002


                                  2 of 3 Pages

                                 [Exhibit Index]

Item No.           Description
--------           -----------
99.1               Press Release, dated October 25, 2002


                                  3 of 3 Pages